Exhibit 99.1

Copyright 2021, Plug Power Inc. Plug Power Annual Meeting Jose Luis Crespo, CEO and President June 11, 2026

2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, but are not limited to, statements regarding the Company’s expectations, beliefs, plans, projections, and anticipated results of operations, including statements regarding cash usage ; liquidity ; asset monetization initiatives and the timing of such closings ; hydrogen production capacity, plant operations, and utilization ; project pipeline opportunities ; anticipated benefits of Project Quantum Leap ; the Company’s ability to achieve EBITDAS positive results in the fourth quarter of 2026 , positive operating income by the end of 2027 , and overall profitability by the end of 2028 ; anticipated revenue growth ; margin improvement targets across the Company's equipment, service, and hydrogen businesses ; adjusted earnings per share performance and expectations ; anticipated GenDrive material handling business expansion ; market demand opportunities arising from global energy security needs, industrial decarbonization mandates and initiatives, and rising power demand including from artificial intelligence infrastructure and data centers ; electrolyzer project development and execution, including international projects and progress toward final investment decision on strategic projects, FEED awards, and strategic partnerships, memoranda of understanding and project development opportunities ; and the Company's goal of delivering long - term shareholder value through disciplined capital allocation and profitable growth, including the potential benefits of hydrogen fuel cell deployments on electricity demand management and grid stability . Forward - looking statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . These risks and uncertainties include, among others, the Company’s ability to achieve anticipated cost reductions and operational efficiencies ; improve margins and manage cash usage ; successfully execute its hydrogen production, liquefaction, logistics, and electrolyzer strategies ; secure and retain customer demand ; convert its project pipeline into revenue - generating projects ; complete asset monetization transactions on anticipated terms or timelines ; obtain financing or capital when needed ; respond to changes in government policies, incentives, regulations, and macroeconomic conditions ; execute on international electrolyzer and hydrogen projects within anticipated timelines and on anticipated terms ; and realize anticipated opportunities in developing markets such as sustainable aviation fuel and e - SAF . Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Plug undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law . For a further description of the risks and uncertainties that could cause actual results to differ materially from those expressed in these forward - looking statements, please refer to Plug’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10 - K for the fiscal year ended December 31 , 2025 and Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2026 . Safe Harbor Statement

The focus is clear – improve execution, strengthen the financial position, and deliver long - term shareholder value through disciplined profitable growth .

4 Material Handling Electrolyzers Hydrogen Plants Strategic Priorities: Exiting 2026 : EBITDAS Positive Exiting 2027 : Operating Income Positive Exiting 2028 : Overall Profitability Plug Doing Real Things: Business Focus YE 2025: Gross Margin Neutral Execution and Growth Targets

5 Project Quantum Leap: Operational Foundation for the Path to Sustainable Profitability Effort to streamline operations, reduce structural costs, and improve execution across the business , while supporting continued growth To Date: x Positive gross profit in Q4 2025 x Approximately 50% reduction in cash usage versus 2024 x Significant margin improvement across equipment, service, and hydrogen businesses x Positive EBITDAS target in Q4 2026

6 Growth Remains a Central Priority Three global trends are increasing demand for hydrogen solutions Energy Security & Independence Industrial Decarbonization Rising Power Demand

8 8 GenDrive : Material Handling Value and Expansion 74,000+ installed and 280+ locations TH1

GenEco Electrolyzer

Project Execution
- 100 MW Galp Energia (Portugal)
- 25 MW Iberdrola/BP (Spain)
- 30 MW Carlton Power/Barrow Green (UK)
  - ✓ Achieved FID
  - ✓ First of Plug's 55 MW UK electrolyzer awards to move into execution

Growth Pipeline
- 275 MW FEED award with Hy2gen (Canada)
- Allied Green Ammonia advancements in Uzbekistan
  - ✓ Tax incentive agreement progress
  - ✓ SAF/e-SAF MOU with Uzbekistan Airports

Continued momentum toward FID on strategic projects

GenEco Electrolyzers

320MW capacity deployed globally

$8 billion industrial & energy applications project pipeline


In Progress
Operational

10 Plug Hydrogen Plant Network Georgia Live Capacity: 15TPD Louisiana Live Capacity: 15TPD Tennessee Live Capacity: 10TPD *”live capacity" refers to nameplate or designed capacity and not actual utilization

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13 Material Handling Electrolyzers Hydrogen Plants Strategic Priorities: Exiting 2026 : EBITDAS Positive Exiting 2027 : Operating Income Positive Exiting 2028 : Overall Profitability Plug Doing Real Things: Business Focus YE 2025: Gross Margin Neutral Execution and Growth Targets